OPPENHEIMER PORTFOLIO SERIES: ACTIVE ALLOCATION FUND

Supplement dated August 5, 2013 to the

Prospectus and Statement of Additional Information dated May 30, 2013

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Portfolio Series: Active Allocation Fund (the “Fund”). Capitalized terms used herein are as defined in the Prospectus or SAI.

The Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 6 is deleted in its entirety and is replaced with the following:

Portfolio Managers. Mark Hamilton has been a portfolio manager of the Fund since August 2013. Caleb Wong has been a Vice President of the Fund since December 2004 and a portfolio manager of the Fund since April 2005.

2.	The section titled “Portfolio Managers” on page 20 is deleted in its entirety and is replaced with the following:

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals, including Mark Hamilton and Caleb Wong, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Hamilton has been a portfolio manager of the Fund since August 2013. Mr. Wong has been a portfolio manager of the Fund since April 2005 and Vice President of the Fund since December 2004.

Mr. Hamilton has been Chief Investment Officer, Asset Allocation of the Sub-Adviser since April 2013 and a Senior Vice President of the Sub-Adviser since April 2013.  Mr. Hamilton served at AllianceBernstein L.P. from 1994 to 2013, as an Investment Director of Dynamic Asset Allocation from 2010 to 2013, Head of North American Blend Team from 2009 to 2010, and Senior Portfolio Manager of Blend Strategies from 2006 to 2010.

Mr. Wong has been a Vice President of the Sub-Adviser since June 1999. He was head of fixed income quantitative research and risk management of the Sub-Adviser from 1997-1999 and has worked in fixed-income quantitative research and risk management for the Sub-Adviser since July 1996. Mr. Wong is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Information about the portfolio managers of the Underlying Funds is available in the Portfolio Manager section of the respective prospectus and Statement of Additional Information of each Underlying Fund.

The SAI is revised as follows:

1.	Alan C. Gilston is no longer Vice President and Portfolio Manager of the Fund. All references to Mr. Gilston are hereby removed.

2.	The paragraph titled “Portfolio Managers” on page 89-90 and the chart titled “Active Allocation Fund” on page 90 are deleted in its entirety and replaced with the following:

Portfolio Managers. The Funds are managed by a team of investment professionals including Mark Hamilton and Caleb Wong (each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Funds' investments.

  Other Accounts Managed.  In addition to managing the Funds' investment portfolios, members of the portfolio management team also manage other investment portfolios and other accounts, on behalf of the Sub-Adviser or its affiliates. The following table provides information regarding those portfolios and accounts as of July 15, 2013. No portfolio or account has an advisory fee based on performance:

Active Allocation Fund

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[3]
Mark Hamilton	1	$1.77	1	$14.9	0	$0
Caleb Wong	2	$445.64[2]	3	$6.24	0	$0

1. In billions.

2. In millions.

3. Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.

3.	The first row of the chart under the section titled “Compensation of Portfolio Managers” on page 91 is deleted in its entirety and replaced with the following:

Fund Name and Portfolio Managers	Peer Group Category
Active Allocation Fund Mark Hamilton Caleb Wong	Morningstar – Aggressive Allocation

4.	The line titled “Ownership of Fund Shares” and the first row of the chart on page 92 is deleted in its entirety and replaced with the following:

Ownership of Fund Shares. As of July 15, 2013, the Portfolio Managers beneficially owned the following share amounts in each of the Funds:

Portfolio Manager	Ownership
Active Allocation Fund Mark Hamilton Caleb Wong	None $10,001 - $50,000

August 5, 2013	PS0550.008